UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Emerging Markets Stock Fund	April 30, 2021
PRMSX	Investor Class
PRZIX	I Class
TRGZX	Z Class

T. ROWE PRICE EMERGING MARKETS STOCK FUND

HIGHLIGHTS

■	The Emerging Markets Stock Fund returned 18.46% in the six-month period ended April 30, 2021, but underperformed the MSCI Emerging Markets Index Net and the Lipper Emerging Markets Funds Average.

■	Our underweight to materials stocks hurt relative performance, as did our choice of stocks. The fund’s overweight to—and stock selection within—the consumer staples sector detracted. Our choice of investments among financials was beneficial, as was our sector overweight.

■	Our largest absolute country positions are in China, Taiwan, South Korea, India, and Brazil, where our detailed research has helped us find what we believe are strong long-term growth opportunities.

■	We are monitoring pandemic-related factors, including the progress of vaccination programs, and, broadly speaking, we continue to believe that emerging economies will recover over time. In our view, valuations in emerging markets look attractive relative to the developed world.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2021, while rising yields weighed on returns for bond investors. Although the coronavirus continued to spread in many regions, the beginning of vaccine distributions led investors to look beyond negative headlines in anticipation of a strong economic recovery.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 40% range were common across developed and emerging markets. Reports of successful vaccine trials in November increased hopes for a return to normalcy in 2021 and spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic.

After a long period of underperformance, value shares outperformed their growth counterparts during the six-month period, and sector leaders also changed. Energy stocks produced strong gains as oil prices rebounded to their highest level in more than two years, and financials also outperformed as banks benefited from rising longer-term interest rates and improved lending margins. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, trailed wider benchmarks, although they continued to produce solid gains. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Besides the rollout of vaccines, extraordinary fiscal and monetary support from global governments and central banks remained a key factor in providing a supportive backdrop for markets. In the U.S., President Joe Biden signed the American Rescue Plan Act—a $1.9 trillion program that included direct payments of up to $1,400 to most Americans—into law in March. Central banks kept short-term lending rates near or even below zero, and both the Federal Reserve and the European Central Bank emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Although some regions continued to be impacted by lockdowns, there were signs of a rebound in many economies. The International Monetary Fund increased its forecast for global growth in 2021 to 6%, which would mark the fastest growth rate since 1976, and corporate earnings reports were generally better than expected.

While stock investors looked favorably on the continued accommodative policies and positive economic news, bond investors became concerned about rising inflation. As a result, yields of longer-term Treasuries and other high-quality sovereign debt surged during the period, weighing on returns in many fixed income sectors. High yield bonds, which are less sensitive to interest rate changes, produced strong results though, and tax-free municipal bonds recorded positive returns as states received pandemic-related financial assistance from the federal government and state tax revenues held up better than expected.

As we look ahead, the widespread rollout of vaccines, very supportive monetary and fiscal policies, and the release of pent-up consumer demand could provide support for additional market gains. However, we are aware that there are risks in this environment. Valuations are expensive under all but the most optimistic scenarios. In addition, there are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and capital formation through less conventional vehicles.

During the tumultuous market volatility of February and March 2020, our portfolio managers remained rooted in company fundamentals and focused on the long term—identifying companies with balance sheets that appeared strong enough to get them to the other side of this pandemic was a particular focus. As we hopefully move forward to better days, our investment teams will continue to follow this approach, applying strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

FUND COMMENTARY

How did the fund perform in the past six months?

The Emerging Markets Stock Fund returned 18.46% in the six-month period ended April 30, 2021. The fund underperformed the MSCI Emerging Markets Index Net and the Lipper Emerging Markets Funds Average. (Performance for the I and Z Class shares will vary due to different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Emerging equity markets rose strongly during our reporting period. Global investor confidence was buoyed by announcements of effective coronavirus vaccines, while the rollout of vaccine programs began in many countries. Further positives were the approval of a large fiscal stimulus package in the U.S. and investor optimism about the pace of economic recovery. Negative developments included the emergence of new strains of the virus that appear to be more transmissible and further restrictions in a number of countries, with the situation in India and Brazil of particular concern. Investor worries about inflationary pressures and the potential response of global central banks also grew. Overall, as fears about the global impact of the pandemic eased, the market was increasingly led by economically sensitive companies, like materials and financial names, while companies with relatively stable growth prospects, such as consumer staples firms, tended to lag.

In terms of relative performance, the fund’s underweight to materials stocks detracted, as did our stock selection. Our large overweight to—and stock selection within—the consumer staples sector detracted. On the positive side, our choice of investments in the financials sector was beneficial, as was our sector overweight. The portfolio’s overweight to information technology (IT) shares added value, though stock selection in the sector detracted somewhat.

The materials sector outperformed, boosted by general commodity price strength. We have a long-standing underweight to the space, as we do not see many materials companies with the long-term growth potential that we seek, and this held back relative returns. At the stock level, our avoidance of Brazilian mining company Vale detracted as the shares benefited from a rally in the price of iron ore. We do not favor Vale on a longer-term view and have some concerns over corporate governance; overall, we do not think it offers a sufficiently compelling risk/reward trade-off.

While stocks in the consumer staples sector rose, the sector underperformed given its lower level of sensitivity to the economic cycle. Although our overweight stance and stock selection detracted, we retain a relatively high exposure as we have identified a number of companies with steady growth characteristics. We hold South Korea’s LG Household & Health Care (LGH&H), which has a diversified business presence in cosmetics, household products, and beverages. We view LGH&H as a high-quality firm and one of the best managed in South Korea, and the valuation looks attractive to us. The shares underperformed despite solid financial results amid continued strength in cosmetics revenues in China. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The financials sector benefited from an improvement in the prospects for economic growth and continued its recovery from weakness in the early part of 2020. Our focus on high-quality banks was justified, in our view, as we believe they have generally managed well through the pandemic, and this contributed to the positive effect of stock selection. Sberbank of Russia, the country’s dominant banking group, was one of the fund’s strongest absolute and relative contributors, helped by robust financial results.

IT stocks outperformed, boosted by the upturn in global investor confidence. Much of our exposure here is to semiconductor-related names such as Samsung Electronics, which was among the fund’s strongest contributors. The shares performed particularly well in the early part of the period amid robust sales and profits growth. The company has a leading market position in key technology components and is one of the world’s largest mobile handset and flat-screen TV manufacturers. On the negative side, Taiwanese firm Largan Precision, a manufacturer of camera lenses for smartphones, underperformed. The company has been facing headwinds such as price competition in the high-end lens market. While we continue to like Largan and its attractive valuation, we pared our position.

How is the fund positioned?

Our largest absolute country positions are in China, Taiwan, South Korea, India, and Brazil. While we are underweight to China in relative terms, we are finding a range of interesting investment opportunities here and have recently been purchasing some of these.

We increased our position in Yum China Holdings, the KFC and Pizza Hut franchise in China. The country’s casual dining sector is highly fragmented, and organized chains have a low market share. We believe this gives Yum an attractive long-term growth opportunity for its brands. In our view, the company is also in a relatively strong financial position.

In South Korea, we reduced our exposure in the semiconductor space. Factors such as the increased take-up of remote working have been driving strong demand for PCs and computer chips. We see these positive industry trends peaking around the end of the year, and we took the opportunity to profitably trim our position in Samsung Electronics following strong performance. We also eliminated memory chip supplier SK Hynix following a rally. In our view, the share price reflected anticipated near-term strength in the price of dynamic random-access memory chips, a trend that we believe may decelerate later this year.

In Russia, we trimmed our position in Sberbank following strong performance. It remains a high-conviction holding, however. We think that it is one of the best-managed large companies in Russia and that the company’s execution on the banking side has been particularly impressive over the last 12 months. We feel that Sberbank is in a strong position and could perform well over time.

What is portfolio management’s outlook?

We are continuing to monitor pandemic-related factors, including the progress of vaccination programs in both emerging and developed countries and the broader effect on the global economy. Broadly speaking, we believe that emerging economies will recover from the pandemic over time. The distribution of coronavirus vaccines is more uneven than in the developed world at present, although we would expect this situation to improve later this year and into 2022. Investors are also focused on inflation trends. In our view, inflation is generally under control across emerging markets, and while we expect a pickup this year, we believe it may be temporary. With a few exceptions, we are not expecting central banks across the developing world to be under pressure to rapidly increase interest rates. Furthermore, valuations in emerging markets relative to developed markets look attractive to us.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates. Investments outside the U.S. are also subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.

The Chinese government has historically exercised significant control over China’s economy and its financial markets through, among other things, its monetary policies and allocation of resources, management of currency exchange rates, preferential treatment or restrictions relating to industries deemed sensitive to national interests, and limitations on foreign ownership of Chinese securities. Although economic reforms have liberalized trade policy and reduced government control, changes in these policies or increased government intervention could adversely impact affected industries or companies.

For a more thorough discussion of risks, please see the fund’s prospectus.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/21
Taiwan Semiconductor Manufacturing, Taiwan	9.7%
Tencent Holdings, China	8.2
Samsung Electronics, South Korea	6.3
Alibaba Group Holding, China	6.1
LG Household & Health Care, South Korea	2.9
AIA Group, Hong Kong	2.9
Sberbank of Russia, Russia	2.8
Itau Unibanco Holding, Brazil	2.4
Ping An Insurance, China	2.2
China Mengniu Dairy, China	2.1
Housing Development Finance, India	2.1
Infosys, India	2.0
NAVER, South Korea	1.9
HDFC Bank, India	1.5
CP ALL, Thailand	1.4
Largan Precision, Taiwan	1.4
Kweichow Moutai, China	1.3
Yum China Holdings, China	1.2
MercadoLibre, Argentina	1.2
Anhui Conch Cement, China	1.1
Raia Drogasil, Brazil	1.0
SM Investments, Philippines	1.0
First Abu Dhabi Bank, United Arab Emirates	1.0
OTP Bank, Hungary	0.9
Wal-Mart de Mexico, Mexico	0.8
Total	**65.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Z Class

	6 Months Ended 4/30/21	3/16/20[1] Through 10/31/20
NET ASSET VALUE		
Beginning of period	$ 47.47	$ 34.54
Investment activities		
Net investment income[2][3]	0.33	0.54
Net realized and unrealized gain/loss	8.75	12.39
Total from investment activities	9.08	12.93
Distributions		
Net investment income	(0.61)	–
Net realized gain	(0.06)	–
Total distributions	(0.67)	–
NET ASSET VALUE		
End of period	**$ 55.88**	**$ 47.47**

Ratios/Supplemental Data		
Total return[3][4]	**19.16%**	**37.43%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	1.07%[5]	1.06%[5]
Net expenses after waivers/payments by Price Associates	0.00%[5]	0.00%[5]
Net investment income	1.21%[5]	1.96%[5]
Portfolio turnover rate	8.8%	22.5%
Net assets, end of period (in millions)	$5,913	$5,646

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
ARGENTINA 1.2%		
Common Stocks 1.2%		
MercadoLibre (USD) (1)	101,973	160,197
Total Argentina (Cost $13,002)		**160,197**
BELGIUM 0.8%		
Common Stocks 0.8%		
Anheuser-Busch InBev	1,467,517	103,948
Total Belgium (Cost $123,966)		**103,948**
BRAZIL 6.5%		
Common Stocks 4.1%		
B3	9,909,200	94,038
Lojas Renner	7,907,841	58,391
Pagseguro Digital, Class A (USD) (1)	1,527,804	69,882
Raia Drogasil	27,954,560	135,757
Rede D'Or Sao Luiz	2,937,553	38,104
StoneCo, Class A (USD) (1)	1,263,624	81,681
XP, Class A (USD) (1)	1,387,329	54,938
		532,791
Preferred Stocks 2.4%		
Itau Unibanco Holding (2)	62,323,118	314,710
		314,710
Total Brazil (Cost $690,464)		**847,501**
CHILE 0.8%		
Common Stocks 0.8%		
Banco Santander Chile, ADR (USD)	4,715,915	104,882
Total Chile (Cost $96,726)		**104,882**
CHINA 32.5%		
Common Stocks 27.3%		
Alibaba Group Holding (HKD) (1)	9,243,056	267,196
Alibaba Group Holding, ADR (USD) (1)	2,263,017	522,644
Anhui Conch Cement, H Shares (HKD)	13,098,000	78,177
China Mengniu Dairy (HKD)	50,882,000	272,325

China Merchants Bank, H Shares (HKD)	10,830,500	86,995
China Overseas Land & Investment (HKD)	21,091,500	53,380
China Resources Beer Holdings (HKD)	12,862,000	103,613
CSPC Pharmaceutical Group (HKD)	33,315,520	41,123
ENN Energy Holdings (HKD)	4,371,000	74,589
Greentown Service Group (HKD)	28,700,000	45,624
Meituan, Class B (HKD) (1)	2,339,800	89,554
New Oriental Education & Technology Group, ADR (USD) (1)	3,079,400	46,992
Ping An Insurance Group, H Shares (HKD)	24,961,000	272,132
Sino Biopharmaceutical (HKD)	78,103,500	83,814
TAL Education Group, ADR (USD) (1)	1,504,100	85,658
Tencent Holdings (HKD)	13,366,700	1,066,289
Tencent Music Entertainment Group, ADR (USD) (1)	2,111,300	36,779
Trip.com Group, ADR (USD) (1)	2,432,491	95,062
Yum China Holdings (USD)	2,554,100	160,704
Zhongsheng Group Holdings (HKD)	8,400,500	63,541
		3,546,191
Common Stocks - China A Shares 5.2%		
Anhui Conch Cement, A Shares (3)	7,776,966	58,748
Gree Electric Appliances of Zhuhai, A Shares (CNH)	10,275,858	94,764
Gree Electric Appliances of Zhuhai, A Shares (3)	621,757	5,739
Hongfa Technology, A Shares (CNH)	6,173,710	53,076
Jiangsu Hengrui Medicine, A Shares (CNH)	4,472,073	57,882
Kweichow Moutai, A Shares (CNH)	9,362	2,890
Kweichow Moutai, A Shares (3)	525,984	162,498
Midea Group, A Shares (CNH)	2,906,667	35,871
Midea Group, A Shares (3)	2,544,972	31,432
Ping An Insurance Group, A Shares (3)	965,500	10,789
Songcheng Performance Development, A Shares (3)	27,788,986	93,112
Yifeng Pharmacy Chain, A Shares (CNH)	5,433,144	75,262
		682,063
Total China (Cost $2,080,950)		**4,228,254**
CZECH REPUBLIC 0.3%		
Common Stocks 0.3%		
Komercni banka (1)	1,359,248	41,145
Total Czech Republic (Cost $50,691)		**41,145**
HONG KONG 3.3%		
Common Stocks 3.3%		
AIA Group	29,421,000	373,428

Hong Kong Exchanges & Clearing	900,800	54,328
Total Hong Kong (Cost $184,107)		**427,756**
HUNGARY 0.9%		
Common Stocks 0.9%		
OTP Bank (1)	2,532,621	113,854
Total Hungary (Cost $100,064)		**113,854**
INDIA 6.6%		
Common Stocks 6.6%		
HDFC Bank (1)	10,122,019	192,400
Housing Development Finance	8,184,637	267,983
Infosys	14,114,290	255,420
Kotak Mahindra Bank (1)	2,620,673	61,526
Maruti Suzuki India	472,699	41,017
Tata Consultancy Services	876,356	35,915
Total India (Cost $491,027)		**854,261**
INDONESIA 0.9%		
Common Stocks 0.9%		
Astra International	148,009,500	56,249
Bank Central Asia	25,884,800	57,303
Total Indonesia (Cost $101,999)		**113,552**
MEXICO 1.5%		
Common Stocks 1.5%		
Grupo Aeroportuario del Sureste, ADR (USD) (1)	516,614	87,876
Wal-Mart de Mexico	32,346,048	106,074
Total Mexico (Cost $123,226)		**193,950**
NETHERLANDS 0.8%		
Common Stocks 0.8%		
ASML Holding	82,254	53,395
Prosus	476,906	51,759
Total Netherlands (Cost $92,180)		**105,154**

PERU 1.2%		
Common Stocks 1.2%		
Credicorp (USD)	772,300	92,213
Southern Copper (USD)	985,500	68,403
Total Peru (Cost $183,499)		**160,616**
PHILIPPINES 1.5%		
Common Stocks 1.5%		
SM Investments	6,421,449	128,143
Universal Robina	22,030,039	62,624
Total Philippines (Cost $118,915)		**190,767**
POLAND 0.3%		
Common Stocks 0.3%		
InPost (EUR) (1)	1,888,666	35,989
Total Poland (Cost $37,642)		**35,989**
RUSSIA 4.7%		
Common Stocks 4.7%		
Mail.Ru Group, GDR (USD) (1)	2,266,015	50,612
Ozon Holdings, ADR (USD) (1)	846,919	52,670
Sberbank of Russia, ADR (USD)	22,860,491	359,898
X5 Retail Group, GDR (USD)	2,319,498	71,204
Yandex, Class A (USD) (1)	1,127,930	73,936
Total Russia (Cost $406,728)		**608,320**
SAUDI ARABIA 1.2%		
Common Stocks 1.2%		
Al Rajhi Bank	2,485,558	65,443
Saudi National Bank (1)	5,958,584	90,219
Total Saudi Arabia (Cost $109,121)		**155,662**

SINGAPORE 0.1%		
Common Stocks 0.1%		
Sea, ADR (USD) (1)	62,010	15,660
Total Singapore (Cost $12,206)		**15,660**
SOUTH AFRICA 3.3%		
Common Stocks 3.3%		
Capitec Bank Holdings (1)	798,650	81,772
Clicks Group	3,824,803	63,782
FirstRand	23,667,064	83,251
Naspers, N Shares	461,980	105,138
Shoprite Holdings	9,283,122	92,513
Total South Africa (Cost $366,791)		**426,456**
SOUTH KOREA 11.3%		
Common Stocks 10.7%		
Coupang (USD) (1)	722,181	30,259
LG Household & Health Care	273,186	377,305
NAVER	766,718	246,900
Samsung Electronics	10,070,695	734,008
		1,388,472
Preferred Stocks 0.6%		
Samsung Electronics (2)	1,210,090	79,448
		79,448
Total South Korea (Cost $462,433)		**1,467,920**
TAIWAN 13.1%		
Common Stocks 13.1%		
Largan Precision	1,607,000	177,779
MediaTek	2,524,000	105,813
President Chain Store	10,284,000	99,396
Taiwan Semiconductor Manufacturing	59,796,111	1,259,284
Vanguard International Semiconductor	14,975,000	63,353
Total Taiwan (Cost $602,549)		**1,705,625**

THAILAND 1.7%		
Common Stocks 1.7%		
Airports of Thailand	21,496,500	42,803
CP ALL (1)	90,736,900	180,257
Total Thailand (Cost $173,470)		**223,060**
TURKEY 0.2%		
Common Stocks 0.2%		
BIM Birlesik Magazalar	4,026,717	31,565
Total Turkey (Cost $22,973)		**31,565**
UNITED ARAB EMIRATES 1.4%		
Common Stocks 1.4%		
First Abu Dhabi Bank	32,463,057	125,638
Network International Holdings (GBP) (1)	10,506,168	60,966
Total United Arab Emirates (Cost $151,458)		**186,604**
SHORT-TERM INVESTMENTS 2.8%		
Money Market Funds 2.8%		
T. Rowe Price Government Reserve Fund, 0.02% (4)(5)	362,329,301	362,329
Total Short-Term Investments (Cost $362,329)		**362,329**
Total Investments in Securities		
98.9% of Net Assets		
(Cost $7,158,516)		**$ 12,865,027**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

(3) See Note 3. China A shares held through the QFII are subject to certain restrictions.

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets. The fund has three classes of shares: the Emerging Markets Stock Fund (Investor Class), the Emerging Markets Stock Fund–I Class (I Class) and the Emerging Markets Stock Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value  The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act.

Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs  The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets  The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

China A Shares  The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A share market through the Shanghai-Hong Kong Stock Connect program (Shanghai Stock Connect), through the Shenzhen-Hong Kong Stock Connect program (Shenzhen Stock Connect), or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through the Shanghai Stock Connect and the Shenzhen Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gains tax related to its A share investments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,100,790,000 and $2,032,457,000, respectively, for the six months ended April 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2020, the fund had $173,758,000 of available capital loss carryforwards.

At April 30, 2021, the cost of investments for federal income tax purposes was $7,278,434,000. Net unrealized gain aggregated $5,563,267,000 at period-end, of which $5,901,234,000 related to appreciated investments and $337,967,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2021 as indicated in the table below. At April 30, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2021, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $604,000 for T. Rowe Price Services, Inc.; and $61,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2021, the fund was charged $77,000 for shareholder servicing costs related to the college savings plans, of which $48,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2021, approximately 6% of the outstanding shares of the I Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. This special servicing arrangement between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the period ended April 30, 2021, the fund was allocated $54,000 of Spectrum Funds’ expenses. Of these amounts, $26,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2021, approximately 3% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2021, approximately 97% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

NOTE 8 - SUBSEQUENT EVENT

On May 26, 2021, shareholders of the fund approved a proposal to reclassify the fund’s diversification policy for SEC purposes from diversified to non-diversified. This change to the policy was effective on June 1, 2021. As a non-diversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation agreed to by the Advisor with respect to the I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first and fourth quintiles (Expense Group) and second and third quintiles (Expense Universe).

The Board was provided additional information from management with respect to the fund’s relative actual management fee and total expenses ranking in the fourth quintile and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2021